Vanguard AdmiralTM Treasury Money Market Fund

Vanguard Federal Money Market Fund

Vanguard Prime Money Market Fund

Supplement to the Summary Prospectuses Dated December 23, 2009

On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs all money market funds. The following changes to each Prospectus are generally in response to such amendments.

Prospectus Text Changes

Under the heading “Primary Investment Policies,” the following change is made. The following sentence replaces similar text:

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SPS30A 072010

Vanguard Money Market Funds

Supplement to the Prospectus Dated December 23, 2009

On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs all money market funds. The following changes to the Prospectus are generally in response to such amendments.

Prospectus Text Changes

Under the heading “Primary Investment Policies” in the Fund Summary section, the following change is made. The following sentence replaces similar text:

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Under the heading “Market Exposure” in the More on the Funds section, the following change is made. The following sentence replaces similar text:

Each Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Under the heading “Security Selection” in the More on the Funds section, the following change is made. The following text replaces similar text:

In addition, the Prime and Federal Money Market Funds may each invest up to 5% of their net assets in illiquid securities. These are securities that a fund may not be able to sell in the ordinary course of business.

Under the same heading, the following text is added:

Plain Talk About Weighted Average Life

A money market fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable rate securities held in the portfolio will generally be the period remaining until the next interest rate adjustment. When calculating its WAL, the

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maturity for these adjustable rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

Under the heading “Other Redemption Rules You Should Know” in the Redeeming Shares section, the following change is made. The following text replaces similar text:

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in-kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. In connection with a determination by the Board of Trustees under Rule 22e-3 under the 1940 Act, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a fund.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS30 072010

Vanguard Prime Money Market Prospectus Institutional Shares

Supplement to the Prospectus Dated December 23, 2009

On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs all money market funds. The following changes to the Prospectus are generally in response to such amendments.

Prospectus Text Changes

Under the heading “Primary Investment Policies” in the Fund Summary section, the following change is made. The following sentence replaces similar text:

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Under the heading “Market Exposure” in the More on the Fund section, the following change is made. The following sentence replaces similar text:

The Fund maintains a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less.

Under the heading “Security Selection” in the More on the Fund section, the following change is made. The following text replaces similar text:

In addition, the Fund may invest up to 5% of its net assets in illiquid securities. These are securities that the Fund may not be able to sell in the ordinary course of business.

Under the same heading, add the following text:

Plain Talk About Weighted Average Life

A money market fund will maintain a dollar-weighted average maturity (WAM) of 60 days or less and a dollar-weighted average life (WAL) of 120 days or less. For purposes of calculating a fund’s WAM, the maturity of certain longer-term adjustable rate securities held in the portfolio will generally be the period

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remaining until the next interest rate adjustment. When calculating its WAL, the maturity for these adjustable rate securities will generally be the final maturity date—the date on which principal is expected to be returned in full. Maintaining a WAL of 120 days or less limits a fund’s ability to invest in longer-term adjustable rate securities, which are generally more sensitive to changes in interest rates, particularly in volatile markets.

Under the heading “Other Redemption Rules You Should Know” in the Redeeming Shares section, the following change is made. The following text replaces similar text:

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in-kind—that is, in the form of securities—if we reasonably believe that a cash redemption would negatively affect the fund’s operation or performance or that the shareholder may be engaged in market-timing or frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. In connection with a determination by the Board of Trustees under Rule 22e-3 under the 1940 Act, a money market fund may suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a fund.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS66 072010

Vanguard Money Market Reserves
Vanguard Admiral Funds®
Vanguard CMT Funds

Supplement to the Statement of Additional Information Dated December 2009

On February 23, 2010, the Securities and Exchange Commission adopted amendments to Rule 2a-7 under the Investment Company Act of 1940, which governs all money market funds. The following changes to the Statement of Additional Information are generally in response to such amendments.

Statement of Additional Information Text Changes

In the Investment Strategies and Nonfundamental Policies section, the following text changes are made. The following text replaces similar text:

Repurchase Agreements. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker’s acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed-upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed-upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. When entering into a repurchase agreement with the Federal Reserve, the collateral received will equal 100% of the value of the repurchase agreement. In addition, the investment advisor will monitor a fund’s repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited, except to the extent required by law.

Restricted and Illiquid Securities. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund’s books. The SEC generally limits aggregate holdings of illiquid securities by a mutual fund to 15% of its net assets (5% for money market funds). A fund may experience difficulty valuing and selling illiquid securities and in some cases may be unable to value or sell certain illiquid securities for an indefinite period of time. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days (unless the agreements have demand/redemption features); (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) loan interests and other direct debt instruments; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the 1933 Act; and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. Although a fund’s advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor’s liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security; the availability of qualified institutional buyers, brokers, and dealers that trade in the security; and the availability of information about the security’s issuer.

In the Investment Strategies and Nonfundamental Policies section, the following text is added:

Municipal Bonds. Municipal Bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities). Typically, the interest payable on Municipal Bonds is, in the opinion of bond counsel to the issuer at the time of issuance, exempt from federal income tax. Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law.

General obligation bonds are secured by the issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues.

Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered “private activity bonds” and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer’s general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market-dependent liquidity features (see discussion of “Debt Securities – Variable and Floating Rate Securities”). A tax-exempt fund will generally invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee that the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

Some longer-term Municipal Bonds give the investor the right to “put” or sell the security at par (face value) within a specified number of days following the investor’s request—usually one to seven days. This demand feature enhances a security’s liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of “Debt Securities – Variable and Floating Rate Securities”).

Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal Bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond’s principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the higher of the credit rating of the insurer, based on its claims-paying ability, or the credit rating of the underlying bond issuer or obligor. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer’s loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider’s obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.

Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.

Municipal securities also include a variety of structures geared toward accommodating municipal-issuer short-term cash-flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable-rate demand obligations (VRDOs). VRDOs make up a significant percentage of the outstanding debt in the short-term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).

Although most Municipal Bonds are exempt from federal income tax, some are not. Taxable Municipal Bonds include Build America Bonds (BABs); the borrowing costs of BABs are subsidized by the federal government, but BABs are subject to state and federal income tax. BABs were created pursuant to the American Recovery and Reinvestment Act of 2009 (ARRA) to offer an alternative form of financing to state and local governments whose primary means for accessing the capital markets had been through the issuance of tax-free Municipal Bonds. BABs also include Recovery Zone Economic Development Bonds, which are subsidized more heavily by the federal government than other BABs and are designed to finance certain types of projects in distressed geographic areas. BABs may also serve as the underlying municipal bonds in tender option bond programs.

Under ARRA, an issuer of a BAB is entitled to receive payments from the U.S. Treasury Department over the life of the BAB equal to 35% of the interest paid (or 45% of the interest paid in the case of a Recovery Zone Economic Development Bond). For example, if a state or local government issued a BAB at a taxable interest rate of 10% of the par value of the bond, the U.S. Treasury Department would make a payment directly to the issuing government of 35% of that interest (3.5% of the par value of the bond) or 45% of the interest (4.5% of the par value of the bond) in the case of a Recovery Zone Economic Development Bond. Thus, the state or local government's net borrowing cost would be 6.5% or 5.5%, respectively, on BABs that pay 10% interest. In other cases, holders of a BAB receive a 35% or 45% tax credit, respectively. Pursuant to ARRA, the issuance of BABs will cease on December 31, 2010, unless the relevant provisions of ARRA are extended by Congress. In the event that the BAB program is not extended, the BABs outstanding at such time will continue to be eligible for the federal interest rate subsidy or tax credit, which continues for the life of the BABs; however, no bonds issued following expiration of the program would be eligible for federal payment or tax credit. In addition to BABs, the Fund may invest in other Municipal Bonds that pay taxable interest.

The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.

The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody’s Investors Service, Inc., Standard & Poor’s, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute standards of quality. Consequently, Municipal Bonds with the same maturity, coupon, and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings, may have the same yield. It is the responsibility of a fund’s investment management staff to appraise independently the fundamental quality of bonds held by the fund.

Municipal Bonds — Risks. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund’s trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund’s Municipal Bonds in the same manner. For example, a state-specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state’s overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.

Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer-maturity issues tend to fluctuate more than prices of shorter-maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.

Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. A fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income. Call risk is generally high for long-term bonds.

Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund’s board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund’s advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.

In the Purchase and Redemption of Shares section, the following text changes are made. The following replaces similar text:

Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit, including in connection with a determination by the board of a money market fund under Rule 22e-3 under the 1940 Act to suspend redemptions and postpone payment of redemption proceeds in order to facilitate an orderly liquidation of a fund.

© 2010 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	SAI030 072010